UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 30, 2007
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.
     Administrative Services Agreement. On January 30, 2007, Enterprise Products Partners L.P. (“Enterprise”), EPCO, Inc. (“EPCO”), EPOLP, Enterprise Products GP, LLC (the “General Partner”), Enterprise Products OLPGP, Inc. (“EPD OLPGP”), Enterprise GP Holdings L.P. (“EPE”), EPE Holdings, LLC (“EPE Holdings”), DEP Holdings, the Partnership, DEP Operating Partnership, L.P. (“DEP Operating Partnership” and together with DEP Holdings and the Partnership, the “DEP Partnership Entities”), TEPPCO Partners, L.P. (“TEPPCO”), Texas Eastern Products Pipeline Company, LLC (“TPP GP”), TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. (such latter six parties being referred to herein as the “TEPPCO Parties”) executed and delivered the Fourth Amended and Restated Administrative Services Agreement, dated January 30, 2007, but effective as of February 5, 2007 (the “Amended Agreement”).
     Prior to the amendment of the Amended Agreement, the Third Amended and Restated Administrative Services Agreement provided for EPCO to provide administrative, management and operating services to the Partnership Entities (defined in the Amended Agreement as Enterprise, the General Partner, OLP, OLPGP, EPE, EPE Holdings, the DEP Partnership Entities, the TEPPCO Parties and any affiliate controlled by any of them), and for the Partnership Entities to reimburse EPCO for all of its costs and expenses that are directly or indirectly related to the business or activities of the Partnership Entities. The Amended Agreement provides that EPCO will continue to provide such services to the Partnership Entities in exchange for such cost and expense reimbursement, and that EPCO shall also provide such services to the new parties to the Amended Agreement under the same arrangement. The Amended Agreement effectuated the following changes to the Third Amended and Restated Administrative Services Agreement:
(i)	DEP Partnership Entities were added as parties thereto;

(ii)	revisions were made to Section 5.4, Business Opportunities;

(iii)	revisions were made to Exhibit B describing conflicts, policies and procedures; and

(iv)	various other changes to reflect the new parties and procedures.
     A number of other changes were made in the Amended Agreement (all of which in the aggregate are immaterial) for the purpose of updating certain information and definitions and providing consistency with the above described changes. A copy of the Amended Agreement is filed as Exhibit 10.18 to the Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007 and is incorporated herein by reference into this Item 1.01.
     Omnibus Agreement. On February 5, 2007, the Partnership, DEP Holdings, OLPGP, DEP Operating Partnership and EPOLP entered into an omnibus agreement (the “Omnibus Agreement”). The Omnibus Agreement governs the obligations of EPOLP to indemnify the Partnership against (i) certain environmental and related liabilities (up to but not exceeding $15.0 million) arising during the three years following the closing date of the initial public offering, (ii) certain defects in the easement rights or fee ownership interests in and to the lands on which any assets contributed to the Partnership are located and failure to obtain certain consents and permits necessary to conduct the Partnership’s business that arise within three years after the closing date, and (iii) certain income tax liabilities attributable to the operation of the assets contributed to the Partnership prior to the time they were contributed. In addition, EPOLP has agreed to reimburse the Partnership for certain expenditures related to South Texas NGL Pipelines, LLC (“South Texas NGL”) and Mont Belvieu Caverns, LLC (“Mont Belvieu Caverns”). The Omnibus Agreement also grants to EPOLP a right of first refusal on the equity interests in the Partnership’s current and future subsidiaries and a right of first refusal on the material assets of these entities, other than sales of inventory and other assets in the ordinary course of business and a preemptive right with respect to equity securities issued by certain of the Partnership’s subsidiaries, other than as consideration in an acquisition or in connection with a loan or debt financing. A copy of the Omnibus Agreement is filed as Exhibit 10.19 to the Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007 and is incorporated herein by reference into this Item 1.01.

     Other Agreements. The description of the Contribution Agreement under Item 2.01 is incorporated by reference into this Item 1.01.
Item 2.01.   Completion of Acquisition or Disposition of Assets
     Contribution Agreement. On February 5, 2007, the Partnership, DEP Holdings, OLPGP, DEP Operating Partnership, and EPOLP entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) effective as of February 5, 2007. The Contribution Agreement provided for, among other things, the contribution of 66% of the equity interests in Mont Belvieu Caverns, Acadian Gas, LLC (“Acadian Gas”), Sabine Propylene Pipeline L.P. (“Sabine Propylene”), Enterprise Lou-Tex Propylene Pipeline L.P. (“Enterprise Lou-Tex”) and South Texas NGL. These contributions were made in a series of steps outlined in the Contribution Agreement.
     A copy of the Contribution Agreement is filed as Exhibit 10.1 to the Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007 and is incorporated herein by reference.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit

10.1	Fourth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., Duncan Energy Partners L.P., DEP Holdings, LLC and DEP Operating Partnership, L.P., EPE Holdings, LLC, TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2007, but effective as of February 5, 2007 (incorporated by reference to Exhibit 10.18 to Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007).

10.2	Omnibus Agreement, dated February 5, 2007, by and among Duncan Energy Partners L.P., DEP Holdings, LLC, DEP Operating Partnership, L.P., DEP OLPGP, LLC and Enterprise Products Operating L.P. (incorporated by reference to Exhibit 10.19 to Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007).

10.3	Contribution, Conveyance and Assumption Agreement, by and between Enterprise Products Operating L.P., Duncan Energy Partners L.P., DEP Holdings, LLC, DEP OLPGP, LLC, DEP Operating Partnership, dated February 5, 2007 (incorporated by reference to Exhibit 10.1 to Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	Enterprise Products GP, LLC, as general partner

Date: February 5, 2007	By:	/s/ Michael J. Knesek
Michael J. Knesek
Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Fourth Amended and Restated Administrative Services Agreement by and among EPCO, Inc., Enterprise Products Partners L.P., Enterprise Products Operating L.P., Enterprise Products GP, LLC and Enterprise Products OLPGP, Inc., Enterprise GP Holdings L.P., Duncan Energy Partners L.P., DEP Holdings, LLC and DEP Operating Partnership, L.P., EPE Holdings, LLC, TEPPCO Partners, L.P., Texas Eastern Products Pipeline Company, LLC, TE Products Pipeline Company, Limited Partnership, TEPPCO Midstream Companies, L.P., TCTM, L.P. and TEPPCO GP, Inc. dated January 30, 2007, but effective as of February 5, 2007 (incorporated by reference to Exhibit 10.18 to Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007).

10.2	Omnibus Agreement, dated February 5, 2007, by and among Duncan Energy Partners L.P., DEP Holdings, LLC, DEP Operating Partnership, L.P., DEP OLPGP, LLC and Enterprise Products Operating L.P. (incorporated by reference to Exhibit 10.19 to Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007).

10.3	Contribution, Conveyance and Assumption Agreement, by and between Enterprise Products Operating L.P., Duncan Energy Partners L.P., DEP Holdings, LLC, DEP OLPGP, LLC, DEP Operating Partnership, dated February 5, 2007 (incorporated by reference to Exhibit 10.1 to Form 8-K of Duncan Energy Partners L.P. filed on February 5, 2007).

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